EXHIBIT B
                                                                  TO INDENTURE


          THIS AGREEMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH BY AND AMONG THE CIT GROUP/BUSINESS CREDIT, INC., AS AGENT FOR THE LENDERS UNDER THE REVOLVING CREDIT AGREEMENT, WILMINGTON TRUST COMPANY, AS AGENT UNDER THE SENIOR NOTE PURCHASE AGREEMENT, UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE UNDER THE INDENTURE, AND CONSENTED TO BY THE PIK HOLDERS SIGNATORY THERETO, WHICH MATERIALLY AFFECTS CERTAIN PAYMENT RIGHTS, SUBORDINATES CERTAIN OBLIGATIONS AND CERTAIN SECURITY INTERESTS, AND LIMITS RIGHTS TO ENFORCEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS UNDER THIS AGREEMENT ARE BOUND BY THE TERMS OF SUCH INTERCREDITOR AGREEMENT WHICH WILL BE MADE AVAILABLE UPON REQUEST.



                           FORM OF SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of March __, 2000, made by

          PLANET HOLLYWOOD INTERNATIONAL, INC., ALL STAR CAFE INTERNATIONAL, INC., a Florida corporation, ALL STAR CAFE (NEW YORK), INC., a Florida corporation, COOL PLANET, INC., a Florida corporation, COOL PLANET II, INC., a Florida corporation, PLANET HOLLYWOOD (ATLANTIC CITY), INC., a Florida corporation, PLANET HOLLYWOOD (HONOLULU), INC., a Florida corporation, PLANET HOLLYWOOD INTERNATIONAL, INC., a Delaware corporation, PLANET HOLLYWOOD (LP), INC., a Nevada corporation, PLANET HOLLYWOOD MEMORABILIA INC., a Florida corporation, PLANET HOLLYWOOD NEW YORK, LTD., a Florida corporation, PLANET HOLLYWOOD (NEW YORK CITY), INC., a Florida corporation, PLANET HOLLYWOOD (ORLANDO), INC., a Florida corporation, PLANET HOLLYWOOD (REGION II), INC., a Florida corporation, Planet Hollywood (Region III), Inc., a Florida corporation, PLANET HOLLYWOOD (REGION IV), INC., a Minnesota corporation, PLANET HOLLYWOOD (REGION V), INC., a Texas corporation, PLANET HOLLYWOOD (REGION VI), INC., a Nevada corporation, PLANET HOLLYWOOD (REGION VII), INC., a Florida corporation, PLANET HOLLYWOOD (TEXAS), LTD., a Texas limited partnership, and PLANET HOLLYWOOD (WAREHOUSE), INC., a Florida corporation, MEANT 2 BE, INC., a Nevada corporation, OFFICIAL ALL STAR CAFE, INC., a Nevada corporation, PLANET HOLLYWOOD (LONDON), INC., a Florida corporation, PLANET HOLLYWOOD (PARIS), INC., a Florida corporation, PLANET HOLLYWOOD (TEL AVIV), INC., a Florida corporation, PLANET HOLLYWOOD (THEATRES), INC., a Florida corporation, SILVER BRACELETS, INC., a Florida corporation, SOUND REPUBLIC, INC., a Florida corporation, 308 AVIATION, INC., a Florida corporation, 308-III AVIATION, INC., a Florida corporation, ALL STAR CAFE (LP), INC., a Nevada corporation, ALL STAR CAFE (REGION V), INC., a Texas corporation, ALL STAR CAFE (REGION VII), INC., a Florida corporation, COOL PLANET I, INC., a Florida corporation, EBCO MANAGEMENT, INC., a Florida corporation, KARMALANNE, INC., a Nevada corporation, PLANET HOLLYWOOD (ASPEN), INC., a Florida corporation, PLANET HOLLYWOOD (CHEFS), INC., a Florida corporation, PLANET HOLLYWOOD (COSTA MESA), INC., a Florida corporation, PLANET HOLLYWOOD (CHICAGO), INC., a Florida corporation, PLANET HOLLYWOOD (GAMING), INC., a Florida corporation, Planet Hospitality Holdings, Inc., a Florida corporation, PLANET HOLLYWOOD (MAIL ORDER), INC., a Florida corporation, PLANET HOLLYWOOD (ORLANDO DISTRIBUTION), INC., a Florida corporation, PLANET HOLLYWOOD (PHOENIX), INC., a Florida corporation, PLANET HOLLYWOOD (REGION I), INC., a Florida corporation, PLANET HOLLYWOOD TRANSPORTATION, INC., a Florida corporation, ROCKY PIT, INC., a Nevada corporation, SOUND REPUBLIC I, INC., a Florida corporation, TEN ALPS, INC., a Nevada corporation, Coast Licensing, Inc., a Nevada corporation, PLANET HOLLYWOOD (FRANCE), L.C., a Florida corporation, PLANET HOLLYWOOD (ISRAEL), L.C., a Florida corporation, and PLANET HOLLYWOOD (TROCADERO), L.C., a Florida corporation, (each a "GRANTOR", collectively, the "GRANTORS"), in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as trustee and collateral agent (the "AGENT") under that certain Indenture (such Indenture, as amended or otherwise modified from time to time, the "INDENTURE"), dated as of the date hereof, among Planet Hollywood International, Inc., the parties whose names and signatures appear on the signature pages thereto under the heading "Subsidiary Guarantors" and the Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

          WHEREAS, each Grantor will receive substantial direct and indirect benefits from the Company and the Agent entering into the Indenture and the Holders accepting the Notes as contemplated thereby;

          WHEREAS, it is a condition precedent to the effectiveness of the Indenture that the Grantors shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent of a lien on and security interest in all personal property of each Grantor, including, without limitation, the Memorabilia (as defined in Section 2(b)(ii) hereof);

          NOW, THEREFORE, in consideration of the premises and the agreements herein and of other good and valuable consideration, each Grantor hereby agrees with the Agent as follows:

          SECTION 1. DEFINED TERMS. As used in this Agreement, capitalized terms used herein without definition have the meanings specified in the Indenture or if not defined in the Indenture, then in Article 9 of the Uniform Commercial Code (the "CODE") currently in effect in the State of New York, and the following terms have the following meanings:

          "COLLATERAL" is defined in Section 2 hereof.

          "ENVIRONMENTAL LAW" shall mean all federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect relating to the regulation and protection of human health, safety, the environment and natural resources. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.ss.9601 ET SEQ.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C.ss.180 ET SEQ.); the Resource Conservation and Recovery Act, as amended (42 U.S.C.ss.6901 ET SEQ.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C.ss.2601 ET SEQ.); the Clean Air Act, as amended (42 U.S.C.ss.7401 ET SEQ.); the Federal Water Pollution Control Act, as amended (33 U.S.C.ss.1251 ET SEQ.); and their state and local counterparts or equivalents.


          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA AFFILIATE" shall mean any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Planet Hollywood International, Inc., (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with Planet Hollywood International, Inc., or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as Planet Hollywood International, Inc., any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor and Subordination Agreement dated of even date herewith by and among The CIT Group/Business Credit, Inc., as agent for the Lenders under the Revolving Credit Agreement, Wilmington Trust Company, as agent under the Senior Note Purchase Agreement, United States Trust Company of New York, as Trustee under the Indenture, and consented to by the Holders signatory thereto.

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect upon
(i) the business, operations, condition (financial or otherwise), properties of the Company or Planet Hollywood Memorabilia, Inc. individually or the Company and the Subsidiary Guarantors as a whole, (ii) the ability of the Company or Planet Hollywood Memorabilia, Inc. individually or the Company and the Subsidiary Guarantors as a whole to perform their obligations hereunder or under the Indenture, (iii) the legality, validity or enforceability of this Agreement, the Notes or the Indenture, or (iv) saleability or the value of the Memorabilia taken as a whole, as determined by a third party appraiser acceptable to the Agent in its sole discretion.

          "PERSON" means and includes an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental subdivision, agency or authority or any other entity of any nature.

          "PROCEEDS" has the meaning assigned to it under the Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency or any other Person (whether or not acting under color of governmental authority) and (iii) any and all other monies or other property from time to time paid or payable or distributed or distributable under or in connection with any of the Collateral.

          SECTION 2. GRANT OF SECURITY INTEREST. As collateral security for the payment and performance of all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Agent, and grants to the Agent a continuing security interest in, all of its personal property and fixtures, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the "COLLATERAL"), including, without limitation, all right, title and interest in and to the following:

          (a) all equipment of any kind including, without limitation, all furniture, fixtures and machinery, wherever located (including, without limitation, at those locations set forth on Schedule IV hereto) and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "EQUIPMENT");

          (b) (i) all inventory of any kind, wherever located (including, without limitation, at those locations set forth on Schedule IV hereto) and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of goods, property and other assets, raw, in process and finished, and all other inventory, merchandise, goods and other tangible personal property that its holds for sale or lease), all materials used or consumed in its business, goods returned to or repossessed by it, and goods in which it has an interest in mass or a joint or other interest or right of any kind (including consigned goods or goods being processed), all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "INVENTORY");

          (ii) (A) all memorabilia, collectibles, souvenirs, keepsakes or any other tangible personal property wherever located (including, without limitation, at those locations set forth on Schedule IV hereto) the market value of which is to any extent derived from any association with (1) a celebrity, entertainer, athlete or any other person reasonably understood to be a celebrity, entertainer or athlete, or (2) any motion picture, television program, series of television programs or sports or entertainment event, (B) all memorabilia, collectibles, souvenirs or keepsakes recognized as such by the Agent, to or in which it has a right of ownership (including, without limitation, all items at any time appearing on the Memorabilia Report and any Memorabilia Change Report), and (C) all trademarks (and Authenticity Documents related thereto), copyrights and other intellectual property with respect thereto, and all reproduction, display and other exploitative merchandising rights in any and all media (hereinafter collectively referred to as the "MEMORABILIA");

          (c) (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or any of the foregoing Collateral (including, without limitation, the Inventory and the Memorabilia) or the rendering of services or otherwise; and (ii) all rights now or hereafter existing in and to all credit insurance, guaranties, letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to collectively as the "RECEIVABLES", and any and all such credit insurance, guaranties, letters of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "RELATED CONTRACTS");

          (d) (i) all trademarks, service marks, trade names, business names, trade dress, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used in connection with any Collateral, including, without limitation, Inventory or Memorabilia, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any of state thereof or of any other country or of any political subdivision thereof (including, without limitation, all registered trademarks and pending trademark applications identified in the tables set forth in Schedule II hereto, which are being granted hereby by such Grantor identified in the leftmost entry of the row corresponding to such registered trademark or pending application identified therein)), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "TRADEMARKS"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming it as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all Trademark licenses identified in the table set forth in Schedule II hereto, such license, contract or other agreement being granted hereby by such Grantor identified in the column corresponding to such Trademark license, contract or other contract, together with any goodwill connected with and symbolized by any such Trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory or Memorabilia now or hereafter owned and now or hereafter covered by such licenses (hereinafter referred to collectively as the "TRADEMARK LICENSES");

          (e) (i) all letters patent, design patents and utility patents, and all copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any other country or of any political subdivision thereof (including, without limitation, all issued patents, pending patent applications and patent applications in preparation identified in the tables set forth in Schedule III hereto, which are being granted hereby by such Grantor identified in the leftmost entry of the row corresponding to such issued patents, pending patent applications and patent applications in preparation identified therein)), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "PATENTS"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming it as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent, including, without limitation, all Patents identified in the table set forth in Schedule III hereto, such license, contract or other agreement being granted hereby by such Grantor identified in the row corresponding to such Patent license (hereinafter referred to collectively as the "PATENT LICENSES");

          (f) (i) all domestic and foreign copyrights, including, without limitation, all copyright rights throughout the world (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof (including, without limitation, all registered copyrights identified in the tables set forth in Schedule IV hereto, which are being granted hereby by such Grantor identified in the leftmost entry of the row corresponding to such registered copyrights identified therein)), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "COPYRIGHTS"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming it as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright, including, without limitation, all Copyrights identified in the table set forth in Schedule IV hereto, such license, contract or other agreement being granted hereby by such Grantor identified in the row corresponding to such Copyright license (hereinafter referred to collectively as the "COPYRIGHT LICENSES" and together with the Trademark Licenses and the Patent Licenses, the "LICENSES");

          (g) (i) all moneys, securities and other property, and the Proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for it, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of its claims against the Agent at any time existing; (ii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, such Grantor (other than the Retail Unit); (iii) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iv) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships, joint ventures and other entities including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to such Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person, Governmental Authority or regulatory body; (x) the Cash Concentration Account, the Letter of Credit Cash Collateral Account, all Depository Accounts (each as defined in the Revolving Credit Agreement) and all other deposit accounts (general or special) with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by such Grantor at the Revolving Credit Agent or any Lender and all funds on deposit therein and the balance from time to time in all accounts described in Schedule VI hereto; (xi) all credits with and other claims against third parties (including carriers and shippers); (xii) all rights to indemnification; (xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to such Grantor; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing, in each instance, however and wherever arising;

          (h) all books and records relating to any of the foregoing Collateral, including, without limitation, (i) all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts, Authenticity Documents and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral, and (ii) all right, title and interest in and under any purchase agreements, bills of sale, invoices or similar documents in respect of any of the Memorabilia, as such documents may be amended or otherwise modified from time to time (hereinafter collectively referred to as the "PURCHASE AGREEMENTS"); and

          (i) all Proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks, the Patents or the Copyrights, (ii) the right to sue for past, present and future infringements of the Trademarks, the Patents or the Copyrights, (iii) all right, title and interest in and to all policies of insurance covering any Collateral, including, without limitation, the Inventory and the Memorabilia, and (iv) to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, including, without limitation, the Inventory and the Memorabilia, in each case howsoever such interest therein may arise or appear (whether by ownership, security interest, claim or otherwise)).

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall not be deemed to have granted a security interest in, any rights or interests in any license, contract or agreement to which it is a party or any of its rights or interests thereunder to the extent that such a grant would, under the express terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); PROVIDED, HOWEVER, that the Collateral shall include (x) any and all proceeds of Collateral to the extent that the assignment or encumbering of such proceeds is not so restricted, and (y) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Collateral being obtained, thereafter such item of Collateral as well as any Proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term Collateral.

          SECTION 3. SECURITY FOR OBLIGATIONS. The security interests created hereby in the Collateral constitute continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

          (a) the due and punctual payment of the principal and premium, if any, of, and interest on, the Notes when and as the same shall be due and payable, by acceleration, repurchase, redemption or otherwise, interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Notes and under the Indenture (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Grantor); and

          (b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Notes and the Indenture.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

          (a) Except as set forth in the financial statements referred to in
Section 7.08 of the Revolving Credit Agreement and on Schedule 7.07 thereto, there is not, to its best knowledge, any pending or threatened (i) action, suit, proceeding or claim before any court, Governmental Authority, arbitrator or grand jury against or affecting any Grantor or any ERISA Affiliate with respect to any Environmental Law or ERISA, that, if adversely decided, could reasonably be expected to have a Material Adverse Effect, or (ii) any order, judgment or award by any court, Governmental Authority or arbitrator, that may adversely affect the grant, or the perfection, of the security interest purported to be created hereby, or the exercise by the Agent of any of its rights or remedies hereunder.

          (b) All taxes, assessments and other governmental charges imposed upon it or any of its property (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

          (c) All Equipment, Inventory and Memorabilia now existing is, and all Equipment, Inventory and Memorabilia hereafter existing will be, located at the addresses specified therefor in Schedule V hereto. Its chief place of business and chief executive office, the place where it keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the addresses specified therefor in Schedule V hereto. None of the Receivables is evidenced by a promissory note or other instrument. Set forth in Schedule VII hereto is a complete and correct list of each trade name used by each Grantor identified therein. Set forth in Schedule VI hereto is a complete and correct list of each Depository Account and other bank and securities account held and granted hereby by such Grantor identified in the leftmost entry of the row corresponding to such Depository Account, the account number and the type of account.

          (d) It has delivered to the Agent complete and correct copies of each Trademark License identified in Schedule II hereto and each Copyright License identified in Schedule IV hereto, including all schedules and exhibits thereto. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights in respect thereof. Each Related Contract now existing is, and each other Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

          (e) It owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents and copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof; PROVIDED, HOWEVER, that any failure to own, control or possess such rights shall not make this subsection
(e) a Material Adverse Effect unless such failure could reasonably be expected to result in a Material Adverse Effect. Schedule II hereto sets forth a true and complete list of all Trademarks and Trademark Licenses owned or used by it as of the date hereof. Schedule III hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by it as of the date hereof. Schedule IV hereto sets forth a true and complete list of all Copyrights and Copyright Licenses owned or used by it as of the date hereof. All of such Trademarks, Patents and Copyrights are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in Schedule II, III or IV hereto, none of such Trademarks, Patents or Copyrights is the subject of any licensing or franchising agreement. It has no knowledge of any conflict with the rights of others to any Trademark, Patent or Copyright and, to the best of its knowledge, it is not now infringing or in conflict with any such rights of others in any material respect, and to the best its knowledge, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by it.

          (f) Each item of Memorabilia is an original and authentic piece of Memorabilia.

          (g) Subject to the terms and conditions of the Intercreditor Agreement, it is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien, except for Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of the Agent relating to this Agreement.

          (h) The exercise by the Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting it or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

          (i) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by it, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) with respect to the perfection of the security interest created hereby in the United States Trademarks or the United States Copyrights for the recording of the Assignment for Security (Trademarks) in the United States Patent and Trademark Office, the Assignment for Security (Copyrights) in the United States Copyright Office and the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule VIII hereto, all of which financing statements have been duly filed and are in full force and effect, or (B) with respect to the perfection of the security interest created hereby in foreign Trademarks, Patents and Copyrights, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Copyrights, Patent Licenses, Trademark Licenses and Copyright Licenses.

          (j) This Agreement creates valid security interests in favor of the Agent in the Collateral, as security for the Obligations. The Revolving Credit Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Assignment for Security (Trademarks), the Assignment for Security (Patents) and the Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office, and the United States Copyright Office, as applicable, and the filing of the financing statements described in Schedule VIII hereto and, with respect to Patents, Trademarks and Copyrights hereafter existing and not covered by such an Assignment for Security (Trademarks), an Assignment for Security (Patents) or an Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Upon such recordings and filings, such security interests are, or in the case of Collateral in which it obtains rights after the date hereof, will be perfected security interests having the priorities set forth in the Intercreditor Agreement. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Revolving Credit Agent's having possession of instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in Section 4(i) hereof.

          (k) No Memorabilia is subject to any restriction on pledge, transfer or sale.

          SECTION 5. COVENANTS AS TO THE COLLATERAL. So long as any of the Obligations shall remain outstanding, unless the Agent shall otherwise consent in writing:

          (a) FURTHER ASSURANCES. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or reasonably desirable or that the Agent may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby, (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (iii) otherwise to effect the purposes of this Agreement, including, without limitation (A) marking conspicuously each chattel paper included in the Receivables and each License and Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Agent hereunder any such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          (b) CONDITION OF EQUIPMENT. Each Grantor will maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment and make or cause to be made all of the appropriate repairs, renewals and replacements thereof which are necessary or desirable and consistent with its past practice, as quickly as practicable after the occurrence of any loss or damage thereto. Each Grantor shall promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $500,000 to any Equipment, Inventory or Memorabilia due to casualty.

          (c) TAXES, ETC. Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, the Inventory or the Memorabilia, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

          (d) INSURANCE.

                    (i) Each Grantor shall, at its own expense, maintain insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to the Agent from time to time keep its properties adequately insured and maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or by the Indenture. With respect to each Grantor, each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and such Grantor as their respective interests may appear. With respect to each Grantor, each policy for property damage insurance shall (1) provide for all losses to be paid directly to the Agent, (2) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (3) contain the agreement by the insurer that any loss thereunder shall be payable as provided above notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (4) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (5) provide that at least thirty (30) days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and will deliver on the date hereof, and thereafter as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to certifying such insurance to be adequate and customary. Each Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                    (ii) Payment under any liability insurance maintained by any Grantor pursuant to this Section 5(d) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment, Inventory or Memorabilia as to which paragraph (iii) of this Section 5(d) is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment, Inventory or Memorabilia, and, subject to Section 5(d)(i), any proceeds of insurance maintained by such Grantor pursuant to this Section 5(d) shall be paid by the Agent to such Grantor as reimbursement for the costs of such repairs or replacements.

                    (iii) Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default or upon the actual or constructive total loss (in excess of $250,000 per occurrence) of any Equipment, Inventory or Memorabilia, all insurance payments in respect of such Equipment, Inventory or Memorabilia shall be paid and applied as specified in Section 5(d)(i) hereof.

          (e) PROVISIONS CONCERNING THE RECEIVABLES, THE RELATED CONTRACTS AND THE LICENSES.

                    (i) Each Grantor will (A) give the Agent at least thirty
          (30) days' prior written notice of any change in its name, identity or organizational structure and, in the event of any such change, shall take all actions necessary to preserve the Agent's rights in the Collateral, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Collateral, (B) keep its chief place of business and chief executive office and all originals of all chattel paper that constitute Receivables at the location(s) specified therefor in Schedule V hereof or at such other locations of which it has given the Agent thirty (30) days' prior written notice; PROVIDED, HOWEVER, in the event of any such change, shall take all actions necessary to preserve the Agent's rights in the Collateral, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Collateral and (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

                    (ii) Each Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in this subsection (e), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, each Grantor may (and, at the Agent's direction, will) take such action as it or the Agent may deem necessary or advisable to enforce collection or performance of the Receivables; PROVIDED, HOWEVER, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to it thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt of a notice from the Agent that the Agent has notified or intends to notify the account debtors or Obligors under any Receivables as referred to in the proviso to the immediately preceding sentence, (A) all amounts and Proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (1) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Potential Default or Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to any Grantor at such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement.

                    (iii) Upon the occurrence and during the continuance of any breach or default under any Related Contract or any License referred to in Schedule II, III or IV hereto by any party thereto other than a Grantor, the Grantor party to such Related Contract or License (A) will promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) will not, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) will, upon written instructions from the Agent and at such Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

                    (iv) Each Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any Related Contract or any License referred to in Schedule II, III or IV hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by it thereto.

                    (v) Except as set forth in Section 5.02 of the Revolving Credit Agreement, each Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain all Licenses necessary for the operation of its business in full force and effect. No Grantor will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract or any License referred to in Schedule II, III or IV hereto.

          (f) TRANSFERS AND OTHER LIENS.

                    (i) No Grantor will sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent expressly permitted under Section
          10.3 of the Indenture.

                    (ii) No Grantor will create or suffer to exist any Lien upon or with respect to any Collateral except for Permitted Liens under the Indenture.

          (g) TRADEMARKS, PATENTS AND COPYRIGHTS.

                    (i) Except as set forth in Section 5.02 of the Revolving Credit Agreement, each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Trademarks, Patents and Copyrights in full force and effect, including, without limitation, using all proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods or services in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use, and will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark, Copyright or Patent may become invalidated; PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Trademark or Copyright (A) that relates solely to any product that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a trademark or copyright substantially similar to the Trademark or Copyright, as the case may be, that may be abandoned or otherwise become invalid, so long as such replacement Trademark or Copyright, as the case may be, is subject to the security interest purported to be created by this Agreement, or (C) that is substantially the same as another Trademark or Copyright, as the case may be, that is in full force, so long as such other Trademark or Copyright, as the case may be, is subject to the lien and security interest created by this Agreement. Each Grantor will cause to be, taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office to maintain each registration of the Trademarks, the Patents and the Copyrights (other than those Trademarks, Patents or Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of all requisite fees and taxes. Each Grantor shall, if any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Agent and (y) to the extent it shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it deems appropriate under the circumstances to protect such Trademark, Patent or Copyright. Each Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than annually) statements and schedules further identifying and describing the Patents, the Trademarks and the Copyrights and such other reports in connection with the Patents, the Trademarks and the Copyrights as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent; following receipt by the Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedules II or, III or IV hereto, as the case may be, to include any Patent, Trademark or Copyright which becomes part of the Collateral under this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit a Trademark, Patent or Copyright to become invalid without the prior written consent of the Agent, and if any Trademark, Patent or Copyright is infringed, misappropriated or diluted in any material respect by a third party, each Grantor will take such action as the Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

                    (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, unless it gives the Agent prior written notice thereof. Upon request of the Agent, any such Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Trademark, Copyright or Patent and the general intangibles relating thereto or represented thereby, and each Grantor hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all of the Obligations in full.

          (h) [Intentionally left blank]

          (i) MEMORABILIA. Each Grantor shall (i) cause the Memorabilia to be maintained and preserved in the same condition as when acquired; (ii) at its own expense, defend its right, title and interest in and to the Memorabilia against the claims of any Person; (iii) not cancel or terminate, or make or consent to any cancellation, termination, amendment or other modification or waiver with respect to, any Purchase Agreement; or (iv) not take or fail to take any action that would in any manner impair the enforceability of any of the Purchase Agreements against the seller that is a party thereto.

          SECTION 6. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

          (a) Each Grantor hereby authorizes the Agent to file, without its signature where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

          (b) Each Grantor hereby irrevocably appoints the Agent its attorney-in-fact and proxy, with full authority in its place and stead and in its name or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem reasonably necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to its rights under Section 5(e) hereof), including, without limitation, (i) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(d) hereof, (ii) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquitance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) upon the occurrence of an Event of Default, to file any claims or take any action or institute any proceedings which the Agent may deem reasonably necessary or reasonably desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent with respect to any Collateral.

          (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any of the Patents, Trademarks or Copyrights now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Indenture that limits the right of the Grantors to dispose of property and Section 5(g) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents, Trademarks or Copyrights in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents, Trademarks or Copyrights). Further, upon the payment in full of all of the Obligations, the Agent (subject to Section 10(e) hereof) shall transfer to each Grantor all of the Agent's right, title and interest in and to the Patents, Trademarks and Copyrights, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses material to the business of the Grantors taken as a whole theretofore granted by the Grantors in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct.

          (d) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be payable by any Grantor pursuant to Section 8 hereof.

          (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (f) Anything herein to the contrary notwithstanding, (i) each Grantor shall remain liable under the Related Contracts and Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and (iii) except as expressly provided herein or as required by applicable law, the Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 7. REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to it of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which it may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Agent, each Grantor shall cease any use of the Copyrights or the Trademarks or any mark similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon ten (10) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of its Copyrights, Trademarks and Patents, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of an Event of Default), execute and deliver on behalf of any Grantor, one or more instruments of assignment of the Copyrights, Trademarks and Patents (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (b) Any cash held by the Agent as Collateral and all Proceeds received by the Agent in respect of any sale or collection from, or other realization upon, all or any part the Collateral, shall be promptly applied by the Agent against all or any part of the Obligations as follows:

                    (i) first, to the payment of the costs and expenses of such sale, collection or other realization, including the out-of-pocket costs and expenses of the Agent and the reasonable fees, costs, expenses and other client charges of counsel employed in connection therewith, to the payment of all advances made by the Agent for the account of any Grantor hereunder and to the payment of all costs and expenses incurred by the Agent in connection with the administration and enforcement of this Agreement;

                    (ii) second, at the option of the Agent, to the payment or other satisfaction of any Liens and other encumbrances upon any of the Collateral;

                    (iii) third, to the payment of all other Obligations then due and payable under the Notes and the Indenture;

                    (iv) fourth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

                    (v) fifth, to the Grantors or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

          (c) In the event that the Proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

          (d) Notwithstanding anything else in this Agreement, payment of all Proceeds from Collateral is subject to the provisions of the Intercreditor Agreement.

          SECTION 8. INDEMNITY AND EXPENSES.

          (a) Each Grantor agrees to indemnify and hold the Agent and each Holder harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct.

          (b) Each Grantor will promptly pay to the Agent and each Holder (i) the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Agent and each Holder and of any experts and agents (including, without limitation, any Person which may act as agent of the Agent or any Holder), which the Agent or any Holder may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of, the Collateral, and (ii) the amount of any and all costs and expenses, including the fees, costs, expenses and other client charges of counsel for the Agent and each Holder and of any experts and agents (including, without limitation, any Person which may act as agent of the Agent or any Holder), which the Agent or any Holder may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of the Agent and each Holder hereunder, or (C) the failure by any Grantor to perform or observe any of the provisions hereof. In connection with any demand for payment under this Section 8(b), the Agent shall deliver to any Grantor a certificate setting forth in reasonable detail any amount or amounts that the Agent or any Holder is entitled to receive pursuant to this Section 8(b) and shall be conclusive and binding absent manifest error.

          SECTION 9. NOTICES, ETC. Any notices hereunder shall be given and shall be effective in the manner set forth in the Indenture.

          SECTION 10. MISCELLANEOUS.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under the Indenture shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the Indenture are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under the Indenture against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under the Indenture against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations and (ii) be binding on each Grantor and each of its successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and its respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to Sections 7.8 and 7.9 of the Indenture, the Agent may assign or otherwise transfer its rights under this Agreement to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

          (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors, and (ii) the Agent will, upon any Grantor's request and at such Grantor's expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

          (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

          (g) Each Grantor hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of New York located in the borough of Manhattan and of the United States District Court for the Southern District of New York for the purpose of any litigation arising out of, under or in connection with, this Agreement, or any course of conduct, course of dealing, statement (whether verbal or written) or action of it or of the Agent, and each Grantor irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation; PROVIDED, HOWEVER, any suit seeking enforcement against any Collateral may be brought, at the Agent's option, in the courts of any jurisdiction where such Collateral or other property may be found. To the extent that any Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, each Grantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

          (h) Each Grantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

          (i) Each Grantor further irrevocably consents to the service of process (i) by registered or certified mail, postage prepaid, to its address for notices contained in the Indenture, such service to become effective five (5) days after such mailing, or (ii) by personal service within or without the State of New York. Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law.

          (j) BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT EACH GRANTOR AND THE AGENT KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF IT OR THE AGENT IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE GRANTOR TO ENTER INTO THIS AGREEMENT.

          (k) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, each of the signatories hereto have caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   ALL STAR CAFE INTERNATIONAL, INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:  Chief Financial Officer



                                   ALL STAR CAFE (NEW YORK), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:  Chief Financial Officer



                                   COOL PLANET, INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   COOL PLANET II, INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:  Chief Financial Officer



                                   PLANET HOLLYWOOD (ATLANTIC CITY), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (HONOLULU), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD INTERNATIONAL, INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (LP), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD MEMORABILIA INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD NEW YORK, LTD.

                                   By:   PLANET HOLLYWOOD INTERNATIONAL, INC.,
                                         its General Partner


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:  Chief Financial Officer



                                   PLANET HOLLYWOOD (NEW YORK CITY), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (ORLANDO), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (REGION II), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (REGION III), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (REGION IV), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (REGION V), INC.


                                   By:__________________________
                                      Name:  Brian Hood
                                      Title:  President and Secretary



                                   PLANET HOLLYWOOD (REGION VI), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (REGION VII), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:



                                   PLANET HOLLYWOOD (TEXAS), LTD.

                                   By:   PLANET HOLLYWOOD (REGION V), INC.,
                                         its General Partner


                                   By:__________________________
                                      Name:  Brian Hood
                                      Title:  President and Secretary



                                   PLANET HOLLYWOOD (WAREHOUSE), INC.


                                   By:__________________________
                                      Name:  Thomas Avallone
                                      Title:

          IN WITNESS WHEREOF, each of the signatories hereto have caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  MEANT 2 BE, INC.


                                  By:__________________________
                                     Name:  Thomas Avallone
                                     Title:



                                  OFFICIAL ALL STAR CAFE, INC.


                                  By:__________________________
                                     Name:  Thomas Avallone
                                     Title:



                                 PLANET HOLLYWOOD (LONDON), INC.


                                 By:__________________________
                                    Name:  Thomas Avallone
                                    Title:



                                PLANET HOLLYWOOD (PARIS), INC.


                                By:__________________________
                                   Name:  Thomas Avallone
                                   Title:



                               PLANET HOLLYWOOD (TEL AVIV), INC.


                                By:__________________________
                                   Name:  Thomas Avallone
                                   Title:



                               PLANET HOLLYWOOD (THEATERS), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               SILVER BRACELETS, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                                SOUND REPUBLIC, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               308 AVIATION, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               308-III AVIATION, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               ALL STAR CAFE (LP), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               ALL STAR CAFE (REGION V), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               ALL STAR CAFE (REGION VII), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               COOL PLANET I, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               EBCO MANAGEMENT, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               KARMALANNE, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (ASPEN), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (CHEFS), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (COSTA MESA), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (CHICAGO), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (GAMING), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOSPITALITY HOLDINGS, INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                               PLANET HOLLYWOOD (MAIL ORDER), INC.


                               By:__________________________
                                  Name:  Thomas Avallone
                                  Title:



                              PLANET HOLLYWOOD (ORLANDO DISTRIBUTION), INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD (PHOENIX), INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD (REGION I), INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD TRANSPORTATION, INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              ROCKY PIT, INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              SOUND REPUBLIC I, INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              TEN ALPS, INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              COAST LICENSING, INC.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD (FRANCE), L.C.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD (ISRAEL), L.C.



                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:



                              PLANET HOLLYWOOD (TROCADERO), L.C.


                              By:__________________________
                                 Name:  Thomas Avallone
                                 Title:

                                   SCHEDULE I

                                RELATED CONTRACTS

                                   SCHEDULE II

                                   TRADEMARKS

                                       AND

                               TRADEMARK LICENSES

                                  SCHEDULE III

                           PATENTS AND PATENT LICENSES

                                   SCHEDULE IV

                        COPYRIGHTS AND COPYRIGHT LICENSES

                                   SCHEDULE V


I.       Locations of Equipment, Inventory, Memorabilia and Other Assets


II.      Addresses of Chief Executive Offices and Other Locations

                                   SCHEDULE VI



                                  BANK ACCOUNTS

                                  SCHEDULE VII



                                   TRADE NAMES

                                  SCHEDULE VIII



                           UCC-1 FINANCING STATEMENTS

                                                                     EXHIBIT A

                             ASSIGNMENT FOR SECURITY
                                  (TRADEMARKS)

          WHEREAS, [NAME OF ASSIGNOR] (the "ASSIGNOR") has adopted, used and is using the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "TRADEMARKS");

          WHEREAS, the Assignor has entered into a Security Agreement dated March __, 2000 (the "SECURITY AGREEMENT") in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as trustee and collateral agent (the "ASSIGNEE") under that certain Indenture (such Indenture, as amended or otherwise modified from time to time, the "Indenture"), dated as of the same date as the Security Agreement, among Planet Hollywood International, Inc., the parties whose names and signatures appear on the signature pages thereto under the heading "Subsidiary Guarantors" and the Assignee; and

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "COLLATERAL"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement).

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____, ___, 200__.

                                         [NAME OF ASSIGNOR]


                                        By: __________________________
                                            Name:
                                            Title:

STATE OF NEW YORK
                         ss.:
COUNTY OF NEW YORK


          On this ____ day of _______________, 2000, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of [NAME OF ASSIGNOR], and that he executed the foregoing instrument and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (TRADEMARKS AND TRADEMARK APPLICATIONS)

                                                                      EXHIBIT B

                             ASSIGNMENT FOR SECURITY

                                  (COPYRIGHTS)

          WHEREAS, [NAME OF ASSIGNOR] (the "ASSIGNOR") holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "COPYRIGHTS");

          WHEREAS, the Assignor, has entered into a Security Agreement dated March ___, 2000 (the "SECURITY AGREEMENT") in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as trustee and collateral agent (the "ASSIGNEE") under that certain Indenture (such Indenture, as amended or otherwise modified from time to time, the "INDENTURE"), dated as of the same date as the Security Agreement, among Planet Hollywood International, Inc., the parties whose names and signatures appear on the signature pages thereto under the heading "Subsidiary Guarantors" and the Assignee;

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Copyrights and the registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "COLLATERAL"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 200__.


                                            [NAME OF ASSIGNOR]


                                           By: __________________________
                                               Name:
                                               Title:

STATE OF NEW YORK
                        ss.:
COUNTY OF NEW YORK

          On this ____ day of _______________, 2000, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of [NAME OF ASSIGNOR], and that he executed the foregoing instrument and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (COPYRIGHTS AND COPYRIGHT APPLICATIONS)

                                                                     EXHIBIT C

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)

          WHEREAS, [NAME OF ASSIGNOR] (the "ASSIGNOR") holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "PATENTS");

          WHEREAS, the Assignor has entered into a Security Agreement dated March ___, 2000 (the "SECURITY AGREEMENT") in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as trustee and collateral agent (the "ASSIGNEE") under that certain Indenture (such Indenture, as amended or otherwise modified from time to time, the "INDENTURE"), dated as of the same date as the Security Agreement, among Planet Hollywood International, Inc., the parties whose names and signatures appear on the signature pages thereto under the heading "Subsidiary Guarantors" and the Assignee;

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "COLLATERAL"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of __________ __, 200__.

                                           [NAME OF ASSIGNOR]


                                           By: __________________________
                                               Name:
                                               Title:

STATE OF NEW YORK
                       ss.:
COUNTY OF NEW YORK

          On this ____ day of _______________, 2000, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of [NAME OF ASSIGNOR], and that he executed the foregoing instrument and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                        (PATENTS AND PATENT APPLICATIONS)
                         -------------------------------